SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment No. 1
                                       to
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2014


                            NETWORKING PARTNERS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       0-54418                   45-0921541
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

2950 W. Cypress Creek Rd., Suite 100, Fort Lauderdale, FL          33309
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (954) 358-4849

                    857 Sarno Road, Melbourne, Florida 32935
                                (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.133-4(c))
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                                EXPLANATORY NOTE

     This Form 8-K/A is being filed in connection with the closing of Asset Purchase Agreement with Chad Steinhart on September 29, 2014, that resulted in
(i) Networking Partners, Inc. ("Company") ceasing to be a "shell company" (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934); and
(ii) the Company becoming a multinational network messaging, telecommunication and software development company.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.

     On April 16, 2014, Networking Partners, Inc. ("Company") entered into a definitive Asset Purchase Agreement with Mr. Chad Steinhart ("Steinhart"), pursuant to which the Company agreed to acquire certain assets from Mr. Steinhart.

     Effective September 29, 2014, the Company and Steinhart amended the Asset Purchase Agreement to add a condition subsequent that read as follows:

     "In the event that the Purchaser shall fail to raise a minimum of $125,000 on or before November 30, 2014, pursuant to a private placement memorandum, the transaction contemplated by the Agreement shall be rescinded and the preferred stock issued to Seller shall be returned to the Purchaser for cancellation and the Purchaser shall reconvey the Assets to the Seller, the newly elected Board members shall resign from their directorships and each of the Parties shall be restored to their pre-Closing status. The Parties agree that the subscription proceeds of the offering, the certificate for the preferred stock issued to the Seller, the Bill of Sale conveying the assets to the Purchaser, will be placed in escrow with David E. Wise, Attorney at Law, and the proceeds of the offering shall be used to pay outstanding invoices to David E. Wise, Attorney. The balance of funds (after paying fees due to Mr. Wise) received as subscriptions shall be released from such attorney's IOLTA account and turned over to the Purchaser for general working capital purposes. In addition, until this condition subsequent is satisfied, Steinhart shall not assign, convey, pledge, hypothecate or vote the preferred stock. In the event that the Purchaser receives a minimum of $125,000 in cleared subscription funds on or before November 30, 2014, the certificate for the preferred stock shall be delivered to the Seller, the bill of sale for the assets shall be delivered to the Purchaser." No other changes or amendments were made to the Asset Purchase Agreement. A copy of the executed Amendment to Asset Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     On September 29, 2014, the Company and Steinhart closed on the Asset Purchase Agreement, resulting in the Company acquiring certain assets from Steinhart. The assets acquired included, among other things, a proprietary integration code for web development and software for voice over internet protocol ("VoIP") integration. This works together to form a total solution resulting in an internet telephony service provider ("ITSP") platform that allows hosted private branch exchange ("PBX") in the cloud and other telecom features. This platform integrates several types of telecommunications carrier grade class 4 and class 5 soft-witches from an open source framework by Digium, Inc. to licensed software and equipment and infrastructure providers, Telinta, Inc. and PortaOne, Inc. This allows the convergence around a carrier grade billing platform including soft-switches as media applications for voice and video calls, conferencing, interactive voice response ("IVR") applications and unified messaging applications integrated into one simple web portal. This integration is being purchased and allows the end using businesses that pay for service to have a robust PBX phone system including phone lines hooked to the Cloud. The integrations include the code, infrastructure and equipment allowing

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the soft-switches and web development to operate in a simple interface that uses the technology just mentioned and hosts the integration portal on the domains www.SonantTelecon.com and www.SonantTelecom.net. The Asset Purchase Agreement includes all the code, web development integrations and an infrastructure to
facilitate   being  an  ITSP.  It  also  includes  all  of  Steinhart's   vendor
relationships and the lists of businesses currently using and paying for the technology that generates monthly residual revenues.

     The assets and development acquired are more particularly described on Exhibit A to the Asset Purchase Agreement, an executed copy of which was included as Exhibit 10.1 to our previously filed Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2014.

     The purchase consideration paid to Steinhart at the closing was 625,000 shares of Series A Convertible Preferred Stock. Each share of Series A Convertible Preferred Stock has 100 votes per share and is convertible into 100 shares of the Company's common stock, such conversion right shall be exercisable on or after the second anniversary of the closing of the asset acquisition (September 29, 2016).

                  CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K/A, including any pro forma financial statements included as an exhibit hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements refer to future plans, objectives, expectations and intentions of the Company. Words such as "intend," "anticipate," "believe," "estimate," "plan," "expect," "will," "may," "might" and variations of these words, as well as similar expressions, identify these forward-looking statements. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of the Company, are forward-looking statements.

     The Company's management expresses its expectations, beliefs and projections in good faith and believes the expectations reflected in these forward-looking statements are based on reasonable assumptions; however, the Company cannot assure prospective investors that these expectations, beliefs and projections will prove to have been correct. Such forward-looking statements reflect the current views of the Company's management with respect to the Company and anticipated future events and are subject to the many risks, uncertainties, assumptions and factors relating to the Company's proposed operations. Such factors include, among others, the following: general economic and business conditions, both national and in the regions in which the Company will operate, regulatory environment, industry capacity, demographic changes, challenges to our intellectual property rights, existing laws and government regulations and changes in, or the failure to comply with, such laws and regulations, competition, catastrophic weather events such as hurricanes, technological developments that increase the cost of providing or reduce the demand for the Company's products or services, changes in business strategy or development plans, the ability to attract and retain qualified personnel, the availability and terms of obtaining capital to fund the Company's business and other factors referenced in this Current Report.

     The Company cautions prospective investors that such forward-looking statements, including, without limitation, those relating to the Company's future business prospects, demand for the Company's products or services, revenues, capital needs, expenses, development and operation costs and income, wherever they occur in this Current Report or in other statements attributable

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to the  Company,  are  necessarily  estimates  reflecting  the best,  good faith judgment of the Company's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Should one or more of these risks or uncertainties materialize or should the Company's underlying assumptions prove to be incorrect, the Company's actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed in this Current Report may not occur.

     Potential investors should not make an investment decision based solely on the Company's projections, estimates or expectations.

                                  RISK FACTORS

     An investment in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the following risk factors and the other information in this Current Report and in our other filings with the SEC before investing in our Common Stock. Our business and results of operations could be seriously harmed by any of the following risks. The risks and uncertainties described below are those that our management currently believes may significantly affect our Company and our investors. If any of the following risks actually occurs, our business, financial condition and results of operations could be harmed and investors in our Common Stock could lose part or all of their investment in our Common Stock.

     PLEASE CONSIDER THE FOLLOWING RISK FACTORS BEFORE DECIDING TO INVEST IN OUR COMMON STOCK. The numbers preceding each risk factor below has no bearing on the importance or materiality of such risk factors, as investors in our Common Stock should consider all such risk factors when evaluating our Company for investment purposes.

                          RISKS RELATED TO OUR BUSINESS

1. WE DO NOT HAVE AN INDEPENDENT AUDIT OR COMPENSATION COMMITTEE. THE ABSENCE OF WHICH COULD LEAD TO CONFLICTS OF INTEREST OF OUR OFFICERS AND DIRECTORS AND WORK AS A DETRIMENT TO OUR SHAREHOLDERS.

     We do not have an independent audit or compensation committee. The absence of an independent audit and compensation committee could lead to conflicts of interest of our officers and directors, which could work as a detriment to our shareholders.

2. WE HAVE A VERY LIMITED OPERATING HISTORY AND THERE IS NO ASSURANCE THAT OUR FUTURE OPERATIONS WILL RESULT IN REVENUES OR PROFITS. IF WE CANNOT GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY, THEN WE MAY SUSPEND OR CEASE OUR OPERATIONS AND YOU COULD EVEN LOSE YOUR ENTIRE INVESTMENT IN OUR COMMON STOCK.

     We were incorporated on November 2, 2010, and have not generated any revenues to date. We also have very little operating history upon which an evaluation of our future success or failure can be made, especially in light of our cessation of prior operations as a social networking company and foray into the technology sector. The success of our future operations is dependent upon our ability to carry out our planned marketing and sales activities, fund our

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operations  and  compete   effectively   with  other  providers  of  similar  or
competitive services. Based on our current business plan, we expect to incur operating losses through the remainder of 2014. We cannot guarantee that we will ever be successful in generating revenues sufficient to cover our operating
costs  and   overhead   or  achieve   profitability.   Our  failure  to  achieve
profitability may cause us to suspend or cease our operations.

3. AS A RESULT OF OUR INTENSELY COMPETITIVE INDUSTRY, WE MAY NOT GAIN ENOUGH MARKET SHARE TO BE PROFITABLE.

     The network messaging, telecommunications and software development business is intensely competitive. We have numerous competitors in the United States and abroad, many of whom have greater financial and human resources than we have. If we are unable to compete effectively and efficiently with our competitors, then we may not generate sufficient revenues and profits to stay in business, in which case investors in this Offering could lose part or all of their investments in the Company.

4. OUR ABILITY TO ACHIEVE ANY SIGNIFICANT REVENUE WILL DEPEND ON OUR ABILITY TO ESTABLISH EFFECTIVE SALES AND MARKETING CAPABILITIES.

     Our success is dependent up our ability to effectively and profitably market and sell our services. If we fail to establish sufficient marketing and sales forces, our ability to enter new or existing markets will be impaired. Our inability to effectively enter these markets would materially and adversely affect our ability to generate significant revenues.

5. WE DEPEND HEAVILY ON OUR MANAGEMENT TEAM AND CONSULTANTS AND THE LOSS OF ANY OF OUR EXECUTIVE OFFICERS COULD SIGNIFICANTLY WEAKEN OUR MANAGEMENT EXPERTISE AND ABILITY TO RUN OUR BUSINESS.

     Our business strategy and success is dependent on the skills and knowledge of our management team and consultants. As of the date of this Private Placement Memorandum, Chad Steinhart is our President and Chief Executive Officer. We have a few other executive officers. The loss of services of one or more members of our management team, especially Mr. Steinhart, could weaken significantly our management expertise and our ability to efficiently run our business. We do not maintain key man life insurance policies on any of our officers.

6. THE MARKETABILITY AND PROFITABILITY OF OUR SERVICES IS SUBJECT TO UNKNOWN ECONOMIC CONDITIONS, WHICH COULD SIGNIFICANTLY IMPACT OUR BUSINESS, FINANCIAL CONDITION, THE MARKETABILITY OF OUR FACILITIES AND OUR PROFITABILITY.

     The marketability and profitability of our services may be adversely affected by local, regional, national and international economic conditions beyond our control and/or the control of our management, which could significantly impact our business, financial condition, the marketability of our services and our ability to earn a profit. Favorable changes may not necessarily enhance the marketability of our services or our profitability.

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7.   WE ARE  VULNERABLE  TO THE CURRENT  ECONOMIC  CRISIS  WHICH MAY  NEGATIVELY
     AFFECT OUR PROFITABILITY.

     The senior residence and assisted living business is generally affected by a number of factors including general economic conditions, inflation, interest rates, tax rates, gasoline and other energy costs and consumer confidence, generally, all of which are beyond our control. We are currently in a severe worldwide economic recession. Runaway deficit spending by the United States government and other countries further exacerbates the United States and worldwide economic climate and may delay or possibly deepen the current recession. Currently, a lot of economic indicators suggest rising energy costs, higher inflation, dwindling consumer confidence and substantially higher taxes. Utilization of senior residence and assisted living facilities tend to decline during recessionary periods when disposable income and government entitlement programs are lower and may impact utilization of our facilities. In addition, sudden disruptions in business conditions as a result of a terrorist attack similar to the events of September 11, 2001, including further attacks, retaliation and the threat of further attacks or retaliation, war, adverse weather conditions or other natural disasters, such as Hurricane Katrina, pandemic situations or large scale power outages can have a short term or, sometimes, long term impact on spending.

                RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

8. BECAUSE ONE OF OUR SHAREHOLDERS OWNS 625,000 SHARES OF OUR PREFERRED STOCK WITH SUPER VOTING RIGHTS, HE CAN EXERT SIGNIFICANT INFLUENCE OVER CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO OUR MINORITY SHAREHOLDERS.

     Chad Steinhart currently owns 625,000 shares of our Series A Preferred Stock, which allows him to cast 62,500,000 votes on any and all matters submitted to our shareholders for a vote, and, even if we sell all 3,333,334 shares in this Offering, Mr. Steinhart will still control the voting on any and all matters submitted to our shareholders for a vote. As a result of his ownership position, Mr. Steinhart will be able to elect all of our directors and control the vote on any matter brought before a meeting of our shareholders.
Such control by Mr. Steinhart could be disadvantageous to our minority shareholders, who would have little say in the election of our directors and in any acquisition or merger transaction in which we may become involved.

9. OUR COMMON STOCK IS NOT CURRENTLY TRADED ON ANY STOCK EXCHANGE OR QUOTED ON THE OVER-THE-COUNTER BULLETIN BOARD OR THE PINK SHEETS. WHEN AND IF TRADED, OUR COMMON STOCK WILL LIKELY BE CONSIDERED TO BE A "PENNY STOCK" AND, AS SUCH, THE MARKET FOR OUR COMMON STOCK MAY BE LIMITED BY CERTAIN SEC RULES APPLICABLE TO PENNY STOCKS.

     As long as the price of our common stock remains below $5.00 per share, our shares of common stock are likely to be subject to certain "penny stock" rules promulgated by the SEC. Those rules impose certain sales practice requirements on brokers who sell penny stock to persons other than established customers and accredited investors (generally, an institution with assets in excess of $5,000,000 or an individual with a net worth in excess of $1,000,000). For transactions covered by the penny stock rules, the broker must make a special suitability determination for the purchaser and receive the purchaser's written consent to the transaction prior to the sale. Furthermore, the penny stock rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked

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prices of penny stocks and disclosure of the  compensation to the brokerage firm and disclosure of the sales person working for the brokerage firm. These rules and regulations make it more difficult for brokers to sell shares of our common stock and limit the liquidity of our shares.

10.  WE DO NOT EXPECT TO PAY DIVIDENDS FOR THE FORESEEABLE FUTURE.

     We will use any earnings generated from our operations to finance our business and will not pay any cash dividends to our shareholders in the foreseeable future.

11. SHAREHOLDERS MAY BE DILUTED SIGNIFICANTLY THROUGH OUR EFFORTS TO OBTAIN FINANCING AND SATISFY OBLIGATIONS THROUGH ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK.

     We have no committed source of financing. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the 74,554,516 authorized, but unissued, shares of our common stock. Future issuances of shares of our common stock will result in dilution of the ownership interests of existing shareholders, may further dilute common stock book value and that dilution may be material. In addition, Mr. Steinhart may convert his preferred stock into 62,500,000 shares of our common stock at any time beginning September 29, 2016, which will severely dilute the ownership interests of our shareholders.

12. THE ASSET PURCHASE AGREEMENT, AS AMENDED, WITH CHAD STEINHART COULD BE RESCINDED AND INVESTORS COULD END UP WITH AN INVESTMENT IN NETWORKING PARTNERS, INC., WHICH, ABSENT THE STEINHART ASSETS, WOULD HAVE NO OR NOMINAL ASSETS OR OPERATIONS AND INVESTORS COULD LOSE PART OR ALL OF THEIR INVESTMENTS IN THE COMPANY.

     In the event that the Company fails to raise a minimum dollar amount of subscriptions of at least $125,000 on or before November 30, 2014 (unless such date is extended by Enzo Taddei, a Director of the Company), the Asset Purchase Agreement with Mr. Steinhart may be rescinded, in which case (i) the Series A Preferred Stock issued in the name of Chad Steinhart and held in escrow by David
E. Wise, Attorney, shall be returned to the Company's transfer agency for cancellation; (ii) the Bill of Sale conveying the assets covered by the Asset Purchase Agreement with Chad Steinhart and held in escrow by David E. Wise, Attorney, shall be returned to Chad Steinhart; (iii) the parties to the Asset Purchase Agreement shall be restored to their pre-closing statuses; and (iv) those persons who have invested in this Offering will not receive a return of their subscriptions and, instead, will be investors in Networking Partners, Inc., without the Steinhart assets, which we would be a shell company, and investors could lose part or all of their investments in the Company.

13.  THERE ARE RISKS ASSOCIATED WITH FORWARD-LOOKING STATEMENTS

     This Private Placement Memorandum contains certain forward-looking statements regarding management's plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in this Private Placement Memorandum include or relate to, among other

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things,  (a) our projected sales and  profitability,  (b) our growth strategies,
(c) anticipated trends in our industry, (d) our ability to obtain and retain sufficient capital for future operations and (e) our anticipated needs for working capital. These statements may be found throughout this Private Placement Memorandum. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" and matters described generally herein. In light of these risks, there can be no assurance that the forward-looking statements contained in this Private Placement Memorandum will, in fact, occur.

FOR ALL OF THE FOREGOING REASONS AND OTHER REASONS SET FORTH HEREIN, AN INVESTMENT IN OUR SECURITIES IN ANY MARKET THAT MAY DEVELOP IN THE FUTURE WILL INVOLVE A HIGH DEGREE OF RISK.

                             DESCRIPTION OF BUSINESS

CORPORATE BACKGROUND

     We were incorporated in the State of Nevada on November 2, 2010, under the name "Networking Partners, Inc." for the purpose of acquiring two social networking websites from Anne's Diary, Inc. We discontinued our operations related to the two social networking websites in 2013. On September 29, 2014, we acquired certain assets from Chad Steinhart and changed the nature of our business to that of being a multinational network messaging, telecommunications and software development company that acts as a Voice Over Internet Protocol ("VOIP") Internet Telecommunications Service Provider ("ITSP"). In accordance with the Asset Purchase Agreement with Mr. Steinhart, we agreed to change, and are in the process of changing, our name to "Sonant Systems, Inc." The name change should take effect on or about October 20, 2014. We have had limited operations and no revenues since our incorporation.

     As a result of the Asset Acquisition described below, we are a network messaging, telecommunication and software development company whose primary core business centers on providing telecommunications and software development around Voice Over Internet Protocol ("VoIP") technology. Our core revenues will be developed from acting as a VoIP Internet Telecommunications Service Provider ("ITSP"). We will also provide Unified Communications. We will offer services specially designed for small to mid-sized businesses providing software that is basically a programmable telephone system PBX hosted in the cloud. These services can easily be integrated with software installed on a customer's desktop, laptop, smartphone or IP telephone SIP enabled device. Our core business will provide VOIP Telecommunications, allowing clients to use their service as a normal telephone would function, and will also provide additional features to enable customer to use the phone to call anywhere, to anyone and to any VoIP or regular number, fast and hassle-free.

     We will rely  heavily on selling  this cloud based  hosted PBX  (similar to legacy  telephone  PBX,  but  hosted in the cloud)  and  communications  systems services utilizing VoIP technology to transport voice calling and or conversations through the internet instead of normal phone lines, i.e., the public telephone network. Our platform integrates several types of telecommunication carrier grade class 4 and 5 soft-switches from an open source framework by Digium, Inc. to licensed software and equipment infrastructure providers Telinta, Inc. and PortaOne, Inc. This combination of our software allows convergence around a carrier grade billing platform including soft-switches as media applications to allow Sonant to sell services linked to voice and video calls, conferencing, interactive voice response ("IVR")

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applications  and unified  messaging  applications.  Our system then  integrates everything into one simple web portal for our customers to log into and manage their accounts, allowing the end using business that pays for service to have a robust PBX phone system including phone lines hooked to the cloud.

COMPETITION

        The specialty telecommunications business is intensely competitive. The majority of our competitors have vastly greater financial and human resources than us.

PROPERTIES

     We do not currently own or lease any real property. However, during the next few months, we intend to sublease our corporate offices and plan to pay approximately $1,000 per month for such space. Our board of directors must approve any rental arrangement and ensure that it is fair to the Company.

EMPLOYEES

     The Company currently have one full-time employee. In the next few months, we will likely need to hire several outsourced, on-call technical assistants to help support our recently acquired telecommunication switching equipment, which will be available a 24/7 basis. Currently, we do not have any employment agreements with any of our officers, directors or employees. We do not anticipate any of our employees being union members.

OUR INTELLECTUAL PROPERTY

     We have no patents or trademarks. Our trade secrets, copyrights and our other intellectual property rights are important assets for us. We enter into confidentiality agreements with our employees and consultants and we generally control access to and distribution of proprietary information. These agreements generally provide that any confidential information developed by us or on our behalf be kept confidential. Further, we require all employees to execute written agreements assigning to us all rights in all inventions, developments, technologies and other intellectual property created by our employees.

     There are events that are outside of our control that pose a threat to our intellectual property rights. For example, effective intellectual property protection may not be available in every country in which our services are made available through the Internet. Also, the efforts we have taken to protect our propriety rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. Also, protecting our intellectual property rights could be expensive and time consuming.

SUBSIDIARIES

     We have no active subsidiaries.

LEGAL PROCEEDINGS

     We are not subject to any legal proceedings and are not aware of any threatened legal proceedings.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Our executive officers are elected by the board of directors and serve at the discretion of the board. The following table sets forth certain information regarding our current directors and executive officers:

                                                                        Director
      Name                          Position                             Since
      ----                          --------                             -----

Daniel C. Lancer     53   Chief Executive Officer, Director of
                          Operations, Treasurer and Director             2014

Chad G. Steinhart    45   Chief Technical Officer, Director of
                          Marketing and Operations and Director          2014

Colm J. King         56   Chief Financial Officer and Director           2014

Enzo Taddei          42   Director                                       2010

     Certain biographical information of our directors and officers is set forth below.

DANIEL C. LANCER, CHIEF EXECUTIVE OFFICER, DIRECTOR OF OPERATIONS, TREASURER AND DIRECTOR

     Mr. Lancer worked in the Securities Industry from 1994 to 2007, as a registered representative in the beginning years and gradually moved into a supervisory capacity, as well as compliance after he secured additional licensing. From 1986 until 1993, Mr. Lancer started and operated a transportation company in New York City where he utilized his business management skills learned while at College in Nassau, N.Y. to build and grow the company before selling it to an investment group. In 2008, Mr. Lancer decided to go into consulting for small private companies looking to grow and expand. With his knowledge of business management, he provided corporate and executive consulting, as well as business development services. He started Corporate Consulting Group LLC in 2009, with a large network of business associates, consisting of attorneys, accountants and various other professionals and investors.

CHAD G. STEINHART, CHIEF TECHNICAL OFFICER, DIRECTOR OF MARKETING AND OPERATIONS AND DIRECTOR

     Since 2008, Mr. Steinhart has been the Chief Executive Officer for a consulting company called Atlantic Coast Capital Partners, LLC, which Mr. Steinhart uses to consult in the marketing and telecommunications fields. This put him at the forefront of emerging technologies and allowed him to fully work in the fields of telecommunications, audio, marketing and with his passion computers. In 2005, Mr. Steinhart started piecing small bits of code together and educating himself more and more on Voice Over Internet Protocol (VOIP), to see how it could augment his interest in high fidelity audio and how it could enhance the call center environment. During this period from 2005 until 2014, he formally established the assets he sold to the Company on September 26, 2014.

COLM J. KING, CHIEF FINANCIAL OFFICER AND DIRECTOR

     Since 2008, Mr. King has provided financial, executive and corporate regulatory compliance services to numerous private and public entities. He has served as the Chief Executive Officer of Oasis Communities, Inc. (U.S. Private Developer of Residential Community in Central America) since March 2013. He has served as the Chief Financial Officer of Bio-Nucleonics, Inc. (U.S. Private Development and Commercialization of Radiopharmaceuticals Company) since February 2011. Previously, Mr. King served as the President and Chief Executive Officer of Cavit Sciences, Inc. (U.S. Public Biotech Development Company) from April 2006 until November 2008; served as the President and Chief Executive
Officer of Hard to Treat Diseases, Inc. (U.S. Public Biotech Development Company) from October 2003 to April 2006; worked at Berkovits, Lago & Company, LLP, a public accounting firm, where he provided audit compliance and consulting services to the firm's publicly held clients from January 2003 until October 2003; served as the Controller and Chief Financial Officer for Peregrine Industries, Inc. (U.S. Public Pool Heater Manufacturing Company) from March 2002 through November 2002; served as the Controller and Chief Financial Officer of NetGain Development, Inc. (U.S. Public Internet Development Company) from November 2000 until March 2002 and worked at BDO Seidman, LLP in New York City, where he provided audit compliance and consulting services to the firm's publicly held clients from 1998 until 2000. Mr. King received a B.S. in Business Administration from St. Thomas Acquinas College, became licensed for practice as a Certified Public Accountant in New York State in November 1987 (currently inactive and not registered) and is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

ENZO TADDEI, DIRECTOR

     Mr. Taddei had been our Chief Financial Officer and a member of our Board of Directors from November 2, 2010 until his resignation from his positions as Chief Financial Officer and a Director of the Company, effective December 8, 2011. Effective November 12, 2012, the Board of Directors appointed Mr. Taddei as the Company's Chief Executive Officer and sole Director. From 2010 to date, Mr. Taddei has been an officer and director of Global Equity International Inc. From May 2009 until April 2011, Mr. Taddei has served as Chief Executive Officer and Chief Financial Officer of E3B Consulting (a firm engaged in accounting). From March 2007 until May 2009, Mr. Taddei served as Chief Financial Officer of Dolphin Digital Media (a company engaged in social networking). From August 2006 until March 2007, Mr. Taddei served as Chief Financial Officer of Plays on the Net PLC (an E Commerce firm). From July 1999 until August 2006, Mr. Taddei served as Chief Executive Officer and Chief Financial Officer of Adesso Res Asesores (an accounting firm). In addition to being an accountant and tax consultant by profession, Mr. Taddei is proficient in three languages: English, Spanish and Italian. He obtained a Degree in Economics from the University of Malaga (Spain) and also a Bachelor in Business Administration (BBA) from the University of Wales. He also holds a Master's Degree in Spanish and International Taxation granted to him by the University of Malaga (Spain).

COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit committee or a compensation committee.

COMPENSATION OF DIRECTORS

     Our directors do not receive any direct compensation for their service on our board of directors. Any future director compensation will be determined by our compensation committee, once it is chartered.

DIRECTORSHIPS

     The only Director of the Company or person nominated or chosen to become a Director who held any other directorship in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940, was Enzo Taddei, who is a Director of Global Equity International, Inc.

FAMILY RELATIONSHIPS

     No family relationship exists between or among any of our officers and directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

      During the past ten years, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

     1. had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing except Dan Lancer who filed Chapter 7 bankruptcy in 2008 and Chapter 13 bankruptcy in 2011;

     2. was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     3.   was  subject  to any  order,  judgment  or  decree,  not  subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any of the following activities:

          (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) Engaging in any type of business practice; or

          (iii)Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

     4. was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph
          (3) (i), above, or to be associated with persons engaged in any such activity; or

     5. was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated;

     6. was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, ad the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;


     7. was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to any alleged violation of:

          (i)  Any Federal or State securities or commodities law or regulation;
               or

          (ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

          (iii)Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     8. was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), and registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERT

     Our board of directors has not created a separately-designated standing audit committee or a committee performing similar functions. Accordingly, our Board of Directors acts as our audit committee. Due to our limited operations, our Board of Directors concluded that the benefits of retaining an individual who qualifies as an "audit committee financial expert," as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act, would be outweighed by the costs of retaining such a person. As a result, we do not have a Director who is an "audit committee financial expert."

                             EXECUTIVE COMPENSATION

     We are not currently paying or accruing salaries for our officer or directors. We did not pay any salaries or benefits to anyone during 2013 or 2012.

EMPLOYMENT CONTRACTS

     We do not have any employment agreements with our employees or officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of September 30, 2014, information with respect to the securities holdings of all persons that we have reason to believe, pursuant to filings with the SEC, may be deemed the beneficial owner of more than 5% of our outstanding common stock. The following table also sets forth the beneficial ownership of our common stock by all executive officers and directors, individually and as a group. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares, except for Omron Holdings plc., over whose shares Enzo Taddei, one of our Directors, has sole voting and investment power over such shares.

     The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days upon the exercise or conversion of any options, warrants or other convertible securities. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below.

                                                              Number of          Percentage of
Name and Address of Beneficial Owner                          Shares (1)         Ownership (1)
------------------------------------                          ----------         -------------
Dan C. Lancer, Chief Executive Officer,                        1,000,000            4.89%
Director of Operations, (2)
Treasurer and Director
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Chad Steinhart, Chief Technical Officer,                      62,500,000            5.35%
Director of Marketing and Operations and Director (3)
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Colm J. King, Chief Financial Officer and Director             1,000,000            4.89%
2950 W. Cypress Creek Rd., Suite 100
Fort Lauderdale, Florida 33309

Enzo Taddei, Director (4)(5)                                     500,000            2.45%
Avenida Marques del Duero 67
Edificio Bahia 2A
29670 San Pedro de Alcantara
Malaga, Spain

Omron Holdings Plc. (5)                                        7,579,684           37.06%
Avenida Marques del Duero 67
Edificio Bahia 2A
29670 San Pedro de Alcantara
Malaga, Spain

----------
(1) The numbers and percentages set forth in these columns are based on 20,445,484 shares of common stock outstanding. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling security holder has sole or shared voting power or investment power and also any shares, which the selling security holder has the right to acquire within 60 days.

(2) These shares are registered in the name of Corporate Consulting Group, LLC. Such shares are beneficially owned by Mr. Lancer, who has sole investment and voting power of these shares.

(3) Mr. Steinhart owns 625,000 shares of our Series A Preferred Stock, each of which is entitled to 100 votes per share. Thus, Mr. Steinhart has the right to convert the Series A Preferred Stock into an aggregate of 62,500,000 shares of common stock on or after September 29, 2016.

(4) This person is a founder of our Company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of their direct stock holdings.

(5)  Mr. Enzo Taddei is the beneficial owner of Omron Holdings Plc.'s shares.

FUTURE SALES BY EXISTING STOCKHOLDERS

     A total of 20,445,484 shares of common stock are held by our present shareholders, all of which are "restricted securities," as defined in Rule 144 promulgated under the Securities Act of 1933.

     Rule 144 is not currently available for the resale of our restricted securities and will not be available until such time as the Company is in compliance with the provisions of Rule 144(i)(2) of the Securities Act of 1933, as amended.

INDEMNIFICATION

     In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to Nevada law or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

ISSUANCES OF COMMON STOCK

     In September 2014, the Company issued the following shares of common stock to the persons names below:

     Name                             Shares                 Consideration
     ----                             ------                 -------------

Colm King                           1,000,000          Services Valued at $1,000

Corporate Consulting Group, LLC     1,000,000          Services Valued at $1,000

Virtual Force Holdings, LLC         1,000,000          Services Valued at $1,000

Tempest Holdings Ltd.               1,000,000          Services Valued at $1,000

David E. Wise                       1,000,000          Services Valued at $1,000

ISSUANCE OF PREFERRED STOCK

     The disclosure set forth in Item 2.01 of this amended Current Report under the heading "Completion of Acquisition of Assets" is hereby incorporated herein by reference. When we acquired the assets from Chad Steinhart on September 29, 2014, we issued an aggregate of 625,000 shares of Series A Preferred Stock to Mr. Steinhart.

     Management believes the above shares of Common Stock and Preferred Stock were issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The certificates representing such shares bear the standard 1933 Act restrictive legend and the investors have executed documents representing that the shares were being acquired for investment purposes only and not with a view he distribution thereof. No broker or underwriter was involved in any of the above transactions.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     At the closing the Asset Purchase Agreement with Chad Steinhart, Mr. Steinhart was elected/appointed as Chief Technical Officer, Director of Operations and as a Director of the Company. Messrs. Daniel C. Lancer and Colm
J. King were also elected to our Board of Directors.

     As explained more fully in Item 3.02 of this amended Current Report, upon closing of the Asset Purchase Agreement with Mr. Steinhart, the Company issued 625,000 shares of Series A Preferred Stock to Mr. Steinhart. Each share of Series A Preferred Stock has the right to 100 votes per share on all matters submitted to the Company's shareholders for a vote. Since Mr. Steinhart is entitled to cast 62,500,000 votes on matters submitted to a vote of shareholders, including, but not limited to, the election of Directors, Mr. Steinhart controls over 75% of the total voting rights related to the Company's outstanding shares of Common and Preferred Stock and is a control person.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The disclosures set forth in Item 2.01 of this amended Current Report under the heading "Directors and Executive Officers" and in Item 5.01 of this amended Current Report under the heading "Changes in Control of Registrant" are incorporated herein by reference. The current incumbent Directors and Executive

Officers of the Company are named identified in this amended Current Report under the heading "Directors and Executive Officers."

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Our   shareholders   have   approved  an   amendment  to  our  Articles  of
Incorporation to change our name to Sonant Systems, Inc. This name change will be effected on or about October 20, 2014.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

     Prior to the acquisition of the assets from Chad Steinhart on September 29, 2014, the Company was a "shell company" (as such term is defined Section 12b-2 under the Securities Exchange Act of 1934). As a result of the Asset Purchase Agreement, we became a multinational network messaging, telecommunication and software development company; hence, the Company is no longer a "shell company."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit No.               Description of Exhibit
    -----------               ----------------------

    Exhibit 10.1    Amendment  to  Asset  Purchase  Agreement,   effective
                    September 29, 2014, by and between Networking Partners, Inc. and Chad Steinhart

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2014

                                      NETWORKING PARTNERS, INC.


                                      By: /s/ Enzo Taddei
                                          --------------------------------------
                                          Enzo Taddei
                                          Director

                                 EXHIBITS INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

Exhibit 10.1        Amendment  to  Asset  Purchase  Agreement,   effective
                    September 29, 2014, by and between Networking Partners, Inc. and Chad Steinhart